UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  04/28/2005

OLIN CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  1-1070

VA	13-1872319
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

190 Carondelet Plaza Suite 1530 Clayton, MO 63105
(Address of Principal Executive Offices, Including Zip Code)

314-480-1400
(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.    Entry into a Material Definitive Agreement

On April 28, 2005, Olin's shareholders re-approved the Olin Senior Management Incentive Compensation Plan as recommended by the Board of Directors. Such approval was recommended, in order to ensure that awards under that plan continue to constitute performance-based compensation under the provisions of Section 162(m) of the Internal Revenue Code. This description is qualified by reference to the form of amended and restated plan attached as Exhibit 99.1, and incorporated into this Item 1.01 by reference.

The Compensation Committee also authorized Olin to enter into its standard forms of Executive Agreement and Executive Change in Control Agreement with G. Bruce Greer, Jr., who joined Olin as Vice President, Strategic Planning on May 2, 2005. The forms of those agreements are filed as Exhibits 99.1 and 99.2, respectively, to Olin's Form 8-K dated January 28, 2005.

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On April 28, 2005, the Board of Directors of the Company approved the election of Todd Slater, currently Operations Controller, as the Company's Vice President and Controller, effective May 27, 2005. The Compensation Committee also named Mr. Slater as a participant in the Company's Senior Executive Pension Plan effective May 27, 2005. No other changes to the terms of compensation or employment arrangements for Mr. Slater were made at this time.

Mr. Slater does not have any family relationship with any other executive officer of the Company, with any director of the Company, or with any person selected to become an officer or a director of the Company. No arrangement or understanding exists between Mr. Slater and any other person or persons pursuant to which he was selected as an officer. Neither Mr. Slater nor any member of his immediate family is a party to any other transactions or proposed transactions with the Company.

A copy of the press release issued by the Company on May 4, 2005 announcing the election of Mr. Slater is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 7.01.    Regulation FD Disclosure

On May 4, 2005, the Company issued a press release announcing the election of Mr. Slater as Vice President and Controller effective May 27, 2005. A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01.    Financial Statements and Exhibits

Exhibit 99.1 Olin Senior Management Incentive Compensation Plan.
Exhibit 99.2 Press Release, announcing election of Mr. Slater, dated May 4, 2005.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

OLIN CORPORATION

Date: May 04, 2005.	By:	/s/ George H. Pain
George H. Pain
Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
EX-99.1	Olin Senior Management Incentive Compensation Plan
EX-99.2	Press Release, announcing election of Mr. Slater, dated May 4, 2005.